SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 13, 2002

COMPUTER NETWORK TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-139944	41-1356476

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6000 Nathan Lane North, Minneapolis, MN (Address of Principal Executive Offices)	55442 (Zip Code)

Registrant’s telephone number, including area code: (763) 268-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 Certifications of CEO and CFO

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

99.1	Certifications by (i) Thomas G. Hudson, as Chairman, Chief Executive Officer and President of Computer Network Technology Corporation, and (ii) Gregory T. Barnum, Chief Financial Officer of Computer Network Technology Corporation, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350).

Item 9. Regulation FD Disclosure.

     On December 13, 2002, the Registrant sent certifications of its Chief Executive Officer and Chief Financial Officer to the Securities and Exchange Commission pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) (the “906 Certifications”). The 906 Certifications accompanied the Registrant’s Quarterly Report on Form 10-Q for the period ended October 31, 2002 and are attached hereto as Exhibit 99.1, and are incorporated herein by this reference. The 906 Certifications are made solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 and are not to be relied upon for any other purpose.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	December 13, 2002	COMPUTER NETWORK TECHNOLOGY CORPORATION

By /s/ Gregory T. Barnum

Gregory T. Barnum Chief Financial Officer

EXHIBIT INDEX

99.1	Certifications by (i) Thomas G. Hudson, as Chairman, Chief Executive Officer and President of Computer Network Technology Corporation, and (ii) Gregory T. Barnum, Chief Financial Officer of Computer Network Technology Corporation, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350).